Earnings per Unit and Cash Distributions	12 Months Ended
Dec. 31, 2019
Earnings per Unit and Cash Distributions
Earnings per Unit and Cash Distributions

20) Earnings per Unit and Cash Distributions

The calculations of basic and diluted earnings per unit (1) are presented below:

	Year Ended December 31,
(U.S. Dollars in thousands, except per unit data)	2019	2018	2017
Net income	$58,957	$82,165	$68,064
Less: Series A Preferred unitholders’ interest in net income	7,200	7,200	5,253
Net income attributable to the unitholders of KNOT Offshore Partners LP	51,757	74,965	62,811
Less: Distributions (2)	72,136	72,136	67,171
Under (over) distributed earnings	(20,379)	2,829	(4,360)
Under (over) distributed earnings attributable to:
Common unitholders (3)	(20,003)	2,777	(4,280)
General Partner	(376)	52	(80)
Weighted average units outstanding (basic) (in thousands):
Common unitholders	32,694	32,694	30,068
Subordinated unitholders	—	—	—
General Partner	615	615	567
Weighted average units outstanding (diluted) (in thousands):
Common unitholders(4)	32,694	36,370	32,804
General Partner	615	615	567
Earnings per unit (basic)
Common unitholders	$1.554	$2.251	$2.050
General Partner	1.554	2.251	2.046
Earnings per unit (diluted):
Common unitholders (4)	$1.554	$2.217	$2.037
General Partner	1.554	2.251	2.046
Cash distributions declared and paid in the period per unit (5)	$2.080	$2.080	$2.080
Subsequent event: Cash distributions declared and paid per unit relating to the period (6)	$0.520	$0.520	$0.520
(1)	Earnings per unit have been calculated in accordance with the cash distribution provisions set forth in the Partnership Agreement.
(2)

This refers to distributions made or to be made in relation to the period irrespective of the declaration and payment dates and based on the numbers of units outstanding at the record date. This includes cash distributions to the IDR holder (KNOT) for the years ended December 31, 2019, 2018 and 2017 of $2.8 million, $2.8 million and $2.6 million, respectively.

(3)

This includes the net income attributable to the IDR holder. The net income attributable to IDRs for the years ended December 31, 2019, 2018 and 2017 was $2.8 million, $2.8 million and $2.6 million, respectively.

(4)

Diluted weighted average units outstanding for the year ended December 31, 2019 excludes 3.8 million potential common shares relating to the convertible preferred units since the assumed issuance had an anti-dilutive effect on the calculation of diluted earnings per unit.

(5)	Refers to cash distributions declared and paid during the period.
(6)	Refers to cash distributions declared and paid subsequent to December 31, 2019.

As of December 31, 2019, 73.5% of the Partnership’s total number of common units outstanding representing limited partner interests were held by the public (in the form of 24,036,226 common units) and 26.2% of such units were held directly by KNOT (in the form of 8,567,500 common units). In addition, KNOT, through its ownership of the General Partner, held a 1.85% general partner interest (in the form of 615,117 general partner units) and a 0.3% limited partner interest (in the form of 90,368 common units).

Earnings per unit—basic is determined by dividing net income, after deducting the amount of net income attributable to the Series A Preferred Units and the distribution paid or to be made in relation to the period by the weighted-average number of units outstanding during the applicable period.

The computation of limited partners’ interest in net income per common unit—diluted assumes the issuance of common units for all potentially dilutive securities consisting of the Series A Preferred Units. Consequently, the net income attributable to limited partners’ interest is exclusive of any distributions on the Series A Preferred Units. In addition, the weighted average number of common units outstanding has been increased assuming the Series A Preferred Units have been converted to common units using the if-converted method. The computation of limited partners’ interest in net income per common unit—diluted does not assume the issuance of Series A Preferred Units if the effect would be anti-dilutive.

The General Partner’s, common unitholders’ and subordinated unitholders’ interest in net income was calculated as if all net income was distributed according to the terms of the Partnership Agreement, regardless of whether those earnings would or could be distributed. The Partnership Agreement does not provide for the distribution of net income. Rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less the amount of cash reserves established by the Partnership’s board of directors (the “Board”) to provide for the proper conduct of the Partnership’s business, including reserves for maintenance and replacement capital expenditures, anticipated credit needs and capital requirements and any accumulated distributions on, or redemptions of, the Series A Preferred Units. In addition, KNOT, as the initial holder of all IDRs, has the right, at the time when there are no subordinated units outstanding and it has received incentive distributions at the highest level to which it is entitled (48.0% for each of the prior four consecutive fiscal quarters), to reset the initial cash target distribution levels at higher levels based on the distribution at the time of the exercise of the reset election. Unlike available cash, net income is affected by non-cash items, such as depreciation and amortization, unrealized gains and losses on derivative instruments and unrealized foreign currency gains and losses.

Distributions of available cash from operating surplus for any quarter are required to be made in the following manner:

•	first , 98.15% to all common unitholders, pro rata, and 1.85% to the General Partner, until each outstanding common unit has received an amount equal to $0.375 (the “MQD”) for that quarter;
•

second , 98.15% to all common unitholders, pro rata, and 1.85% to the General Partner, until each outstanding common unit has received a total of $0.43125 (the “first target distribution”) for that quarter;

•

third , 85.15% to all common unitholders, pro rata, 1.85% to the General Partner, and 13% to the IDR holders, pro rata, until each outstanding common unit has received a total of $0.46875 (the “second target distribution”) for that quarter;

•

fourth , 75.15% to all common unitholders, pro rata, 1.85% to the General Partner, and 23% to the IDR holders, pro rata, until each outstanding common unit has received a total of $0.5625 (the “third target distribution”) for that quarter; and

•	thereafter , 50.15% to all common unitholders, pro rata, 1.85% to the General Partner, and 48% to the IDR holders, pro rata.

The percentage interests set forth above assumed that the General Partner continues to own a 1.85% general partner interest and that the Partnership has not issued additional classes of equity securities.